NYSE American: AIM
aimimmuno.com

AIM ImmunoTech



Investor Presentation

Q1 2023

Forward Looking Statements

Some of the statements included in this presentation may be forward-looking statements that involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements set forth in this presentation speak only as of the date of this presentation. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. We are in various stages of seeking to determine whether Ampligen® will be effective in the treatment of multiple types of viral diseases, cancers, and immune-deficiency disorders and the presentation sets forth our current and anticipated future activities. These activities are subject to change for a number of reasons. Significant additional testing and trials will be required to determine whether Ampligen® will be effective in the treatment of these conditions. Results obtained in animal models do not necessarily predict results in humans. Human clinical trials will be necessary to prove whether or not Ampligen® will be efficacious in humans. No assurance can be given as to whether current or planned clinical trials will be successful or yield favorable data and the trials are subject to many factors including lack of regulatory approval(s), lack of study drug, or a change in priorities at the institutions sponsoring other trials. In addition, initiation of planned clinical trials may not occur secondary to many factors including lack of regulatory approval(s) or lack of study drug. Even if these clinical trials are initiated, we cannot assure that the clinical studies will be successful or yield any useful data or require additional funding. Among the studies are clinical trials that provide only preliminary data with a small number of subjects, and no assurance can be given that the findings in these studies will prove true or that the study or studies will yield favorable results. Some of the world's largest pharmaceutical companies and medical institutions are working on a treatment for COVID-19. Even if Ampligen® proves effective in combating the virus, no assurance can be given that our actions toward proving this will be given first priority or that another treatment that eventually proves capable will not make our efforts ultimately unproductive, as multiple vaccines, and some treatments, are now available and major pharma companies are working to develop their own disease treatments. We recognize that all cancer centers, like all medical facilities, must make the pandemic their priority. Therefore, there is the potential for delays in clinical trial enrollment and reporting in ongoing studies. No assurance can be given that future studies will not result in findings that are different from those reported in the studies referenced in the presentation. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. In addition, many countries, including Argentina, are dealing with COVID-19 outbreaks and have made that their primary focus. We believe that this may be delaying our commercialization of Ampligen® in Argentina until COVID-19 is more under control. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Please review the "Risk Factors" section in our latest annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Our filings are available at www.aimimmuno.com. The information found on our website is not incorporated by reference into this presentation and is included for reference purposes only.

Investor Highlights

Late-stage clinical immuno-pharma company focused on developing therapeutics across a number of disease areas

Our lead program, Ampligen®, is an immuno-modulator that has shown broad spectrum activity in in-vitro and animal testing and is being evaluated in clinical studies of a range of debilitating and life-threatening conditions.

1 Important Clinical Asset

Ampligen® - Fueling a Broad Pipeline in Multiple Indications

3 Disease Areas

Immuno-Oncology | Immune Disorders | Viral Diseases

12 Active Clinical Programs

Across Multiple High-Value Indications

3 University Partners

Funding Majority of Ongoing Clinical Studies

Broad Oncology Pipeline Across Multiple Unmet Needs

Priority Development Programs

Indications	Approach	Preclinical	Phase 1	Phase 2	Phase 3	Highlights
Locally Advanced Pancreatic Adenocarcinoma	Ampligen® Following FOLFIRINOX					First Patient Expected in Q1 2023
Early Access Program Late-Stage Pancreatic Cancer	Single Agent					Early Access Program
Long COVID / Post-COVID Conditions	Single Agent					Study Launch Expected Q1 2023
Metastatic Pancreatic Ductal Adenocarcinoma	Ampligen and Durvalumab					Expected Study Launch 2023
ME/CFS	Single Agent					Planning Phase 3 Confirmatory Trial

Additional Development Programs

Phase 1/2	Phase 1	Phase 1	Phase 2a	Phase 2	Phase 1/2	Phase 1
Advanced, Recurrent Ovarian Cancer	Metastatic Triple Negative Breast Cancer	Early-Stage Triple Negative Breast Cancer	Colorectal Cancer Metastatic to the Liver	Refractory Melanoma	COVID-19 in Cancer Patients	Early-Stage Prostate Cancer

AIM ImmunoTech

Lead Program Ampligen® (rintatolimod)

Unique amongst TLR agonists in its mechanism of action, specificity and safety profile

As a TLR3 agonist it activates the TRIF adaptor pathway, which avoids the systemic inflammatory MyD88 pathway used by all other TLRs

Only known TLR3 agonist to avoid helicase activation of NF-κB. Natural dsRNAs and poly IC which activate NF-κB in the tumor microenvironment (TME) ↑Tregs and have the potential to enhance cancer cell proliferation (Theodoraki, et al. 2018)


Sterile
Ampligen® 200 mg
Poly I:Poly C12U
Refrigerate 2-8°C
Manufactured For:
AIM ImmunoTech Inc.
Ocala, FL 34473
(U.S.A.)
INTRAVENOUS USE ONLY
Expiration: N/A
CAUTION: New Drug –
(U.S.A.) Law to Investigational Use

Induces wide range of immunologic / antitumor activities

Ampligen® Has Significant Opportunity Across High-Value Multiple Disease Areas



~100,000
IV doses in humans, generally well-tolerated

Positive Phase 3
for treatment of ME/CFS completed in U.S.

Approved in Argentina
for treatment of severe chronic fatigue syndrome

Disease Area Focus

Oncology
COVID-19
ME/CFS
Long COVID
Post-COVID Conditions

Clinically Demonstrated
Demonstrated clinical potential / encouraging results in multiple preclinical models and clinical studies

Demonstrated Safety
Generally well tolerated across a number of clinical studies

PD-1 and PD-L1
Potential synergies with checkpoint inhibitors



Our AIM

Oncology Programs

Immuno-Therapy Targeting Multiple Cancers with High-Unmet Need

Ampligen®: Mechanism in Oncology

Reprogramming of the Tumor Microenvironment to Convert "Cold" Tumors Into "Hot" Tumors that will be Responsive to Checkpoint Blockage

↑ Intratumoral Teff Cells

↓ Intratumoral Treg Cells

Goal is to unleash the cellular immune response to attack and destroy cancer cells and increase survival[1]

Ampligen® is the only known TLR3 agonist to promote selective attraction of CTLs (Teff) with concomitant reduction in Treg attraction in the tumor microenvironment[1]

Ampligen® has been shown to suppress tumor cell proliferation in those cancer cells expressing TLR3[2]

1. Theodoraki, et al. 2018
2. EL Haddaoui, et al. 2022

Ensuring Effective Chemokine Modulation in Tumors is Important for Teff Cell Infiltration and Increased Survival

High levels of CXCL10 in tumors is associated with enhanced infiltration of CTLs (Teff) cells and increased survival in colorectal cancer

In contrast, high levels of CCL22 which preferentially attracts Tregs is associated with reduced survival

Ampligen®

Ampligen® (dsRNA/TLR3 agonist) containing cocktails have shown an ability *in vivo* to **increase CXCL10 and decrease CCL22** intratumorally with associated increase in the Teff/Treg ratio in patients with colorectal cancer (Kalinski, et al. 2016)

Pancreatic Cancer

Market Opportunities

62,210

New Cases Annually[1]

49,830

Deaths Annually[1]



1. National Cancer Institute: Surveillance, Epidemiology and End Results - Ovarian Cancer; Pancreatic Cancer; Breast Cancer; Melanoma

Promising Results From Early Access Program (EAP) Published in *Cancers*

Statistically Significant Increased Overall Survival Compared to Historical Controls in Treatment of Late-Stage Pancreatic Cancer

Site: Erasmus University, The Netherlands, conducted by Professor CHJ van Eijck, MD, PhD

Eligibility: Adults with metastatic or locally advanced pancreatic carcinoma following FOLFIRINOX

Survival Data:

Median overall survival (OS) was 19 months in the Ampligen® cohort compared to 12 months for a well-matched historical control group (p=0.035)

19 months OS in Ampligen® cohort represents 7.9 month increase survival benefit compared to current standard of care (FOLFIRINOX followed by gemcitabine), which yields 11.1 months OS

Received IND clearance from the U.S. FDA to initiate Phase 2 study in locally advanced pancreatic cancer patients

Ampligen® Maintenance Therapy after FOLFIRINOX Improves Overall and Progression-Free Survival

Progression-free survival


100
50
0
PFS (%)
0
12
24
36
Time in months since start FOLFIRINOX
Ampligen
Subset matched controls
p=0.0069

Overall survival


100
50
0
OS (%)
0
12
24
36
48
Time in months since start FOLFIRINOX
Ampligen
Subset matched controls
p=0.0157

Study population:
Patients with metastatic or locally advanced non-operable pancreatic cancer after FOLFIRINOX
Stable disease after FOLFIRINOX

Erasmus MC

Long-Term Survivors Exhibit Decreased SIII and NLR as well as Increased B-Cell Counts


(A)
(B)
(C)
SIII
Systemic Immune Inflammation Index
5000
4000
3000
2000
1000
0
*
**
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks
NLR
Neutrophils to Lymphocytes Ratio
15
10
5
0
*
**
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks
B-Cells
Counts per microLiter
800
600
400
200
0
*
short-term baseline
short-term 6 weeks
long-term baseline
long-term 6 weeks

A. Systemic immune inflammation Index (SIII) in short-term survivors (n=9) and long-term survivors (n=9). * p=0.010, ** p=0.005 (Mann-Whitney U test).
B. Neutrophil to lymphocyte ratio (NLR) in short-term and long-term survivors * p=0.006, ** p=0.014 (Mann-Whitney U test).
C. B cells in circulating blood of short-term and long-term survivors * p=0.002 (Mann-Whitney U test). el Haddaoui Cancers 2022, 14, 1377. https://doi.org/10.3390/cancers14061377

Pancreatic Cancer Clinical Activity

Phase 2	Locally Advanced Pancreatic Adenocarcinoma
Status	**Study Launch Expected in Q1 2023**
Number of Subjects	**Up to 90**
Study Drug	**Ampligen® Following FOLFIRINOX**
Primary Endpoint	**PFS**
Secondary Endpoint	**OS, ORR, DoR**
Clinical Trials NCT #	**NCT05494697**

Early Access Program	Late-Stage Pancreatic Cancer
Status	**Early Access Program Ongoing**
Number of Subjects	**40+**
Study Drug	**Ampligen® Monotherapy**
Primary Endpoint	**Safety and Efficacy**
Study Partner	Erasmus MC
Data Publication	**Positive Results Published March 2022** MDPI

Investigator Initiated Program	Metastatic Pancreatic Ductal Adenocarcinoma
Status	**Research Collaboration Initiated**
Study Drug	**Ampligen® + Imfinzi (durvalumab)**
Primary Endpoint	**Safety and Efficacy**
Study Partner	AstraZeneca, Erasmus MC

Additional Target Oncology Indications Represent Significant Unmet Need

Ovarian Cancer Market Opportunities	Breast Cancer Market Opportunities	Colorectal Cancer Market Opportunities	Melanoma Market Opportunities
19,880 New Cases Annually[1]	**287,850** New Cases Annually[1]	**151,030** New Cases Annually[1]	**99,780** New Cases Annually[1]
12,810 Deaths Annually[1]	**43,250** Deaths Annually[1]	**52,580** Deaths Annually[1]	**7,650** Deaths Annually[1]
80% recurrence rate following chemotherapy[2]	*12-20% of cases are triple-negative[3]*		

1. National Cancer Institute: Surveillance, Epidemiology and End Results - Ovarian Cancer; Pancreatic Cancer; Breast Cancer; Melanoma;
2. NIH National Cancer Institute Surgery for Recurrent Ovarian Cancer Does Not Improve Survival, December 10, 2019, by NCI Staff
3. Manjunath M, Choudhary B. Triple-negative breast cancer: A run-through of features, classification and current therapies. Oncol Lett. 2021;22(1):512. doi:10.3892/ol.2021.12773

AIM ImmunoTech

Additional Ongoing Oncology Development Programs

Advanced, Recurrent Ovarian Cancer	Phase 1/2	Interim Data Published April 2022 (NCT02432378)	Study Details: NCT02432378; NCT03734692
Metastatic Triple Negative Breast Cancer	Phase 1	Data Published April 2022	Study Details: NCT03599453
Early-Stage Triple Negative Breast Cancer	Phase 1	Analyzing Data	Study Details: NCT04081389
Colorectal Cancer Metastatic to the Liver	Phase 2a	Final Data Published April 2022	Study Details: NCT03403634
Refractory Melanoma	Phase 2	Enrollment Ongoing	Study Details: NCT04093323
Early-Stage Prostate Cancer	Phase 2	Enrollment Ongoing	Study Details: NCT03899987



Our AIM

Immune System Disorder

ME/CFS | Long COVID

Ampligen® for the Treatment of ME/CFS

Myalgic Encephalomyelitis
(Chronic fatigue syndrome or ME/CFS)

Complex chronic disease that presents with symptoms in multiple body systems

Symptoms include problems with sleep, thinking and concentrating, pain and dizziness

Negatively impacts ability to complete daily tasks

Often causes difficulty to keep a job, attend school and participate in personal and social life

Approved for the treatment of Severe CFS in Argentina

Only late-stage program in development in the U.S. for the treatment of ME/CFS

Developing protocol for confirmatory Phase 3 trial, required for U.S. NDA

Ampligen® as a Potential Treatment of ME/CFS

Positive Results from Phase 3 Study Demonstrated Significant Improvement in the Primary Endpoint, Exercise Treadmill Tolerance (ETT)



60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
39.0%
23.1%
p=0.013[1]
(Δ=15.9%)
51.2%
17.6%
p=0.003[1]
(Δ=33.6%)
30.5%
25.7%
p=0.51[1]
(Δ=4.8%)
ITT Population
Responder Subset
Non-Responder Subset
Ampligen
Placebo

Ampligen® as a Potential Treatment of Post-COVID Conditions

Chronic Illness Following COVID-19 Shares Similar Characteristics to ME/CFS



Fatigue



Brain Fog



Sleep Disorder



Joint Pain

Phase 2 Study	COVID-Induced Chronic Fatigue (Post-COVID Conditions or 'Long Haulers')
Status	**Study Launch Expected Q1 2023**
Number of Subjects	**Up to 80**
Study Drug	**Ampligen**
Primary Endpoint	**PROMIS® Fatigue Score**
Secondary Endpoint	**6-minute walk test; Patient Reported Outcomes**



Our AIM

Viral Disease Programs

SARS-CoV-2 (COVID-19)

Ampligen® as a Potential Treatment of SARS-CoV-2

- Potentially broad-spectrum immune system response against SARS-CoV-2 (COVID-19)
- Uniquely targets TLR3 without activation of the inflammatory cytosolic helicases
- Based upon Ampligen's mechanism of action, it has the potential to be efficacious against all COVID -19 variants, both known and unknown
- Demonstrated complete protection (100% survival) against SARS-CoV-1, Ebola virus disease, and Western Equine Encephalitis virus in preclinical studies

Ampligen Demonstrated 100% Survival in SARS-CoV Infected Mice



Percent survival
100
90
80
70
60
50
40
30
20
10
0
0
2
4
6
8
10
12
14
Post Virus Exposure
Cremaphor control
PSS Control
Ribavirin (75 mg/kg/day)
Ampligen (10 mg/kg/day: P<0.001 vs. PSS control)
Urtica doica lectin (5mg/kg/day)
Protease Inhibitor (30 mg/kg/day)

Ongoing Phase 1/2 Study for Treatment of COVID-19 in Cancer Patients

Phase 1/2	COVID-19 in Cancer Patients
Status	**Recruiting**
Number of Subjects	**Up to 64**
Study Drug	**Ampligen® and IFN alpha-2b**
Primary Endpoint	**Incidence of AEs, Kinetics of Viral Load**
Study Partner	**Roswell Park**
Clinical Trials NCT#	**NCT04379518**



Our AIM

Corporate Overview

Intellectual Property Portfolio – Market Exclusivity

44
Patents Worldwide

39
Pending Applications

Ampligen®	7 year market exclusivity following FDA approval 10 year market exclusivity following EMA approval
Indications	U.S. – pancreatic cancer, melanoma, ME/CFS, renal cell carcinoma, AIDS Europe – pancreatic cancer, Ebola

Orphan Drug Designation (FDA and EMA)

Financial Snapshot

Sufficient Capital to Fund Operations Through End of 2023 and Multiple Key Clinical Milestones

~$37M	~$37M	~203K	48M
Cash, Cash Equivalent and Marketable Securities[1]	Market Cap[2]	Average Volume[2]	Shares Outstanding[3]

1: As of September 30, 2022; 2: As of January 17, 2023 with a closing price of $0.77; 3: As of March 25, 2022

Proven Management Team



Thomas K. Equels, M.S., J.D.
Chief Executive Officer



David R. Strayer, M.D.
Chief Scientific & Medical Officer



Peter W. Rodino III, J.D.
Chief Operating Officer, Executive Director for Governmental Relations, General Counsel, Secretary

Rodino Consulting;
Rodino & Rodino;
Rodino & Scalera Inc.;
Foundation Health



Robert Dickey IV, MBA
Chief Financial Officer



Christopher McAleer, Ph.D.
Scientific Officer

Investment Summary

Advancing Lead Program Ampligen®, for the Potential Treatment of Multiple High-Value Oncology, Viral and Immune-System Disorders Indications

Demonstrated safety and potential clinical benefit in multiple preclinical models and clinical studies

Approved for the treatment of severe CFS in Argentina

Multiple value-driving milestones expected over the next 6-12 months

Sufficient Capital to Fund Operations Through Multiple Key Clinical Milestones



Thank you!